OMB APPROVAL
OMB Number: 3235-0059
Expires: February 28, 2006
Estimated average burden hours per response: 12.75

UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant                                 [X]

Filed by a Party other than Registrant     [   ]

Check the appropriate box:

  [X]  Preliminary Proxy Statement

  [   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [   ]  Definitive Proxy Statement

  [   ]  Definitive Additional Materials

  [   ]  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INDEPENDENCE LEAD MINES COMPANY

 (Name of Company as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Company)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filing fee is calculated and state how it was determined):  -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)  Proposed maximum aggregate value of transaction: n/a

5)  Total fee paid: $-0-

[  ]      Fee paid previously with preliminary materials.

[  ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1)  Amount Previously Paid: n/a

2)  Form, Schedule or Registration Statement No.: n/a

3)  Filing Party: n/a

4)  Date Filed: n/a

SEC 733A  (3-03)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

INDEPENDENCE LEAD MINES COMPANY

510 Cedar Street

Wallace, Idaho  83873

August 23, 2005

Dear Shareholder:

Re:  Notice of Shareholders’ Meeting

You are cordially invited to attend the annual shareholders’ meeting Independence Lead Mines Company, to be held at 1:30 PM, Pacific Daylight Time on Friday, September 23, 2005 at 419 Cedar Street (Wallace Elks Lodge) in Wallace, Idaho.

At this meeting an election of directors will be held, and an amendment to the Company’s Articles of Incorporation increasing the capitalization of the Company from 5,000,000 shares of $1.00 par value common shares to 10,000,000 shares of $0.10 par value common shares will be presented to the shareholders for approval.

The Board of Directors solicits your vote, alternatively your proxy, for election of the following fellow shareholders as directors of the Company:

Bernard C. Lannen

Robert Bunde

Wayne L. Schoonmaker

Gordon Berkhaug

Forrest Godde

It is important that your shares be represented at the meeting whether or not you are personally able to attend.  You are therefore urged to complete, date and sign the accompanying proxy and to mail it in the enclosed postage prepaid envelope as promptly as possible.  Your proxy will be revocable, either in writing or by voting in person at the annual meeting at any time prior to its exercise.

By Order of the Board of Directors,

/s/ Bernard C Lannen

Bernard C. Lannen, President

INDEPENDENCE LEAD MINES COMPANY

510 Cedar Street,

Wallace, Idaho  83873

______________________________________________________________________________

PROXY STATEMENT

Relating to Meeting of Shareholders

To be held on September 23, 2005

______________________________________________________________________________

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Independence Lead Mines Company, to holders of stock in Independence Lead Mines Company in connection with the solicitation by the Board of Directors to be voted at the Annual Meeting of Shareholders of the Company to be held on September 23, 2005 and any adjournment or adjournments thereof (the “Meeting”) for the purposes set forth of electing directors, increasing capitalization and any other business which may properly come before the Meeting.

PURPOSE OF MEETING

Election of Directors

At the Annual Meeting, shareholders will be asked to consider and to take action on the election of five members to the Board of Directors to serve for varying year terms or until their respective successors are elected and qualified.

Increase in Capitalization

At the Annual Meeting, shareholders will be asked to consider and approve an increase in capitalization of the Company from 5,000,000 shares of $1.00 par value common stock to 10,000,000 shares of $0.10 par value common stock.

As your vote is important, it is requested that you complete and sign the enclosed proxy and mail it promptly in the return envelope provided.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by proxy.

VOTING AT ANNUAL MEETING

1.  Record Date.  The Board of Directors of the Company has fixed the close of business on August 19, 2005 as the record date for the purpose of determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, the Company has 4,795,793 issued and outstanding shares of common stock (See “recent Market Prices”).  A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies which are submitted but are not voted for or against (because of abstention, broker nonvoters or otherwise) will be treated as present for all matters considered at the meeting.

2.  Solicitation of Proxies.  The accompanying Proxy is solicited on behalf of the Board of Directors, BERNARD C. LANNEN, FORREST G. GODDE, ROBERT BUNDE, GORDON BERKHAUG and WAYNE L. SCHOONMAKER.  Following this initial mailing of the Proxies and soliciting materials, the Board may, but do not presently intend, to solicit proxies by mail, telephone, telegraph or personal interviews.  The Directors may request brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of proxies.  In such cases, the Corporation will reimburse such holders for their reasonable expenses.

3.  Revocation of Proxy.  Any proxy delivered in the accompanying form may be revoked by the person executing the proxy by written notice to that effect received by the secretary of the Corporation at any time before the authority thereby granted is exercised, by execution of a proxy bearing a later date presented at the meeting or by attendance of such person at the Meeting.

4.  How Proxies will be voted.  Proxies received by Bernard C. Lannen and Wayne L. Schoonmaker in the accompanying form will be voted at the Meeting as specified therein by the person giving the proxy.  If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such proxy will be voted for the election of Bernard C. Lannen, Wayne L. Schoonmaker, Forrest G. Godde, Robert Bunde, and Gordon Berkhaug as Directors of the Corporation and for an amendment to the Articles of Incorporation increasing the capitalization to 10 million shares of $0.10 par value common shares.

5.  Voting Power.    Shareholders of the common stock of the Company are entitled to one vote for each share held.  In the election of directors, owners of common stock have cumulative voting rights.  Under cumulative voting procedures, each shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected or to cumulate such shares and to give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his or her shares or distribute the votes so cumulated among as many candidates as he or she may desire.

6.  Principal Shareholders.    To the knowledge of the Company, one person beneficially owned more than five percent (5%) of the common shares of the Company as of August 19, 2005.  The following table shows the beneficial ownership of the 5% shareholder and the Company’s officers and directors in the securities of the Company as of August 19, 2005.

Shareholder

Common Stock

% Outstanding

Bernard C. Lannen

315,292

6.57

Wayne L. Schoonmaker

4,000

0.08

Forrest G. Godde

95,000(1)

1.98

Robert Bunde

199,500(2)

4.16

Gordon Berkhaug

82,250

1.72

The five shareholders listed above do not know of any other person who held mere than five percent (5%) of the Company’s outstanding common stock as of August 19, 2005 or as of the date of the preparation of this Proxy Statement.  The election of directors will be accomplished by determining the five nominees receiving the highest total votes.

RECENT MARKET PRICES

The common stock of the Company is traded on the over-the counter market and quotations are published in the National Quotation Bureau “pink sheets” under the symbol ILDM.  There has not been an established trading market for the common stock and the below-described quotations, when available, do not constitute a reliable indication of the price that a holder of the common stock could expect to receive upon sale of any particular quantity thereof.

The following table sets forth the high and low bid and asked prices of the Company’s common stock as provided by the National Quotation Bureau for the periods indicated.  The prices reported by the National Quotation Bureau represent prices between dealers, do not include retail markups, markdowns or commissions and do not necessarily represent actual transactions.

High

Low

2005 (1st quarter)

0.63

0.45

2005 (2nd quarter)

0.64

0.47

2004 (annual)

1.65

0.35

2003 (annual)

0.95

0.17

The approximate number of shareholders of record of the Company’s common stock as of August 19, 2005 was 1,705.

1.  Election of Directors.  At the meeting five (5) Directors shall be elected, who shall hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified.

The proxies appointed in the accompanying proxy intend to vote, unless directed to the contrary therein, in their discretion, cumulatively for the election to the Board of Directors of the five (5) persons named below, all of whom are willing to serve the Company in such capacity.  However, if any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, such that substitute nominees are designated, the proxies in their discretion intend to vote cumulatively for all or a lesser number of such other nominees.

The nominees for Directors, together with certain information with respect to them, are as follows:

Year first became

Common Shares Owned Beneficially,

Name

Age

a director

Directly or Indirectly as of August 19, 2005

Bernard C. Lannen

68

1997

315,292

Wayne L. Schoonmaker

68

1997

    4,000

Forrest G. Godde

89

1997

  95,000

Robert Bunde

66

1997

199,500

Gordon Berkhaug

71

1997

  82,250

Bernard C. Lannen is semi-retired and a former director of Lucky Friday Extension Mining Company

Wayne L. Schoonmaker is a Certified Public Accountant, is currently Secretary/Treasurer of Metalline Mining Company, and is Accounting Manager of Revett Silver Company’s Troy Mine.

Forrest G. Godde is President of Corporate Ranches in California and Nevada, and is a Director of Mineral Mountain Mining Company.

Robert Bunde is a semi-retired farmer with investments in the mining field.

Gordon Berkhaug is involved in the management of real estate investments with experience in the mining field.

There has not been a shareholders’ meeting of Independence Lead Mines Company since September 25, 1997.  All of the current Directors were elected by the shareholders at that meeting with the exception of Mr. Schoonmaker, who was subsequently appointed to the Board.  The Articles of Incorporation require that the terms of directors be staggered at one year, two years and three years as near as possible in three equal classes of directors.

2.  Increase in Capitalization.    The current capitalization of the Company is 5,000,000 shares of $1.00 par value common stock, with 4,795,793 shares outstanding.  In order to provide flexibility in financing of Company operations, including the issuance of shares in private placement sales, the Board of Directors recommends amending the Company’s Articles of Incorporation to increase the number of authorized common shares to 10,000,000.  In addition, recent sales of Company shares at less than par value has resulted in a negative Additional Paid-In Capital on the Company’s balance sheet.  In order to correct this situation, the Board of Directors recommends decreasing the par value of the Company’s common stock from $1.00 per share to $0.10 per share.  This change in par value will have no effect on the market value of the Company’s shares.

The Board of Directors recommends that the shareholders vote in favor of election of the current directors, BERNARD C. LANNEN, WAYNE L. SCHOONMAKER, FORREST G.. GODDE, ROBERT BUNDE AND GORDON BERKHAUG for the terms listed above.  The Board of Directors also recommends that the shareholders vote in favor of amending Article VIII of the Articles of Incorporation as previously amended to the number of shares authorized from five million shares of common stock with a par value of $1.00 per share to 10,000,000 shares with a par value of $0.10 per share to read as follows:

“ARTICLE VIII.

The amount of authorized stock of the corporation is one million dollars ($1,000,000.00) divided into ten million shares (10,000,000) with the par value of ten cents ($0.10) per share each which shall be paid in at such time and/or times as the Board of Directors may designate, in cash, real or personal property, services, leases, options to purchase, or any other valuable right or thing, for the uses and purposes of the corporation, and all shares of capital stock when issued in exchange therefore shall thereupon and thereby become and be fully paid as though paid for in cash at par and the judgment of the directors as to the value or any property, right or thing acquired in exchange for capital stock, shall be conclusive.  Of said stock, all ten million shares (10,000,000 shall be known as and called “common stock” and shall have the usual rights pertaining thereto.  All ten million (10,000,000) shares shall be non-assessable.”

/s/ Bernard C Lannen

Bernard C. Lannen, Chairman

Board of Directors

PROXY

INDEPENDENCE LEAD MINES COMPANY

P.O. Box 717

Wallace, Idaho  83873

This Proxy is submitted on behalf of he Board of Directors.

The undersigned hereby appoints Bernard C. Lannen and Wayne L. Schoonmaker as proxies, with the power to appoint their substitutes and hereby authorize them to represent and to vote, as designated below, all the shares of Common Stock of Independence Lead Mines Company held of record by the undersigned at the annual meeting of shareholders to be held on September 23, 2005 or any adjournment thereof.

1.  ELECTION OF DIRECTORS (Check One):

 FOR ALL NOMINEES      _______

WITHHOLD AUTHORITY_______

EXCEPTIONS (Noted Below) _____

*EXCEPTIONS: ____________________________________________________________

*To withhold authority to vote for any individual nominee, mark the “EXCEPTIONS” box and write that nominee’s name in the space provided above.

BERNARD C. LANNEN (Three  (3)  year term)

WAYNE L. SCHOONMAKER

Three  (3)  year term

ROBERT BUNDE

Two  (2)  year term

GORDON BERKHAUG

Two  (2)  year term

FORREST G. GODDE

One  (1)  year term

2.  AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION  to increase capitalization from five (5) million shares  of $1.00 par value to ten (10) million shares of $0.10 par value.

FOR ________

ABSTAIN_________

AGAINST________

3.  I further appoint BERNARD C. LANNEN and/or WAYNE L. SCHOONMAKER to vote the shares owned by the undersigned in any other business properly brought before the meeting or any adjournment thereof, in his discretion.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS  1 AND 2  AND IN THE DISCRETION OF BERNARD C. LANNEN AND WAYNE L. SCHOONMAKER, FOR OR AGAINST ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned, being the owner of shares of common stock of Independence Lead Mines Company, a corporation organized and existing under the laws of the State of Arizona with its principal place of business at 510 Cedar Street, Wallace Idaho 83873, Shoshone County,  do hereby constitute and appoint BERNARD C. LANNEN and WAYNE L. SCHOONMAKER, my true and lawful attorneys for me and in my name, place and stead, at the Shareholders’ Meeting of Independence Lead Mines Company to be held on the 23rd day of September, 2005, to vote as my proxy all my shares in such corporation at said meeting of the shareholders of such Corporation or any adjournment thereof, giving and granting to my above-named attorneys all the powers the undersigned would possess if personally present.

I hereby revoke all proxies heretofore made by me.  If any one or more of the above-named attorneys shall fail or refuse to attend, or because of absence or disability is unable to attend any of such meetings, all of the rights, privileges and powers hereinabove given and granted to such attorneys shall be exercised by such of them as shall attend and be present at any meeting hereinabove referred to, with as full force and effect as if the same had been done and exercised by all of them.  If all such attorneys are present at any meeting, the act of a majority of them shall govern, otherwise it shall take unanimous action of all such attorneys as shall be present.

The undersigned hereby reserves the right to cancel this proxy at any time upon, and by, filing with the secretary of the corporation, written notice of such cancellation signed by the undersigned.

IN WITNESS WHEREOF, I have executed this proxy on ___________________________, 2005.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENLOSED ENVELOPE.

_________________________________________

 ______________________________________

Signature

Signature if held jointly

7